SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

12835 East Arapahoe Road Tower One, Penthouse #850 Centennial, CO 80112
(Address of principal executive offices)
(303) 726-0279
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2010, Endeavor Power Corp. (the “Company”) entered into a Settlement Agreement and General Mutual Release (the “Settlement Agreement”) with Regal Capital Development, Inc. (“Holder”). Pursuant to the terms of the Settlement Agreement, the Company issued 37,500,000 shares (the “Shares”) of its common stock to Holder for the cancellation of a portion of the principal amount due under that certain Convertible Promissory Note issued by the Company in favor of the Holder on August 25, 2009 (“Original Note”).

 The Original Note had a principal amount of $826,541 of which Holder and the Company have resolved to cancel $75,000. Additionally, the Company will issue Holder a new Promissory Note ("New Note") bearing simple interest at a rate of 10% per annum for the remaining balance due under the Original Note, with the New Note being due and payable on or before June 11, 2011.

The foregoing summary description of the terms of the Settlement Agreement and Promissory Note may not contain all information that is of interest. For further information regarding the terms and conditions of the Settlement Agreement and Promissory Note, reference is made to such documents, which are filed as Exhibits 10.1and 10.2, hereto, and are incorporated by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

Settlement Agreement with Regal Capital Development, Inc. executed on June 17, 2010

10.2

Promissory Note with Regal Capital Development, Inc. executed on June 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

July 6, 2010

Endeavor Power Corp.

By:  /s/ Richard O. Weed

Richard O. Weed

Chief Executive Officer